UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 9, 2016

Quiksilver, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-14229	33-0199426
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5600 Argosy Circle, #100, Huntington Beach, CA	92649
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (714) 889-2200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

Quiksilver, Inc. issued a press release on February 9, 2016 to announce that its wholly-owned European subsidiary, Boardriders S.A. (“Boardriders”), has commenced (i) a private exchange offer for all of its outstanding 8.875% Senior Notes due 2017 (the “Existing Notes”) for a combination of new Boardriders 9.500% Senior Notes due 2020 and cash and (ii) a consent solicitation from the holders of Existing Notes to certain amendments to the indenture governing the Existing Notes. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release dated February 9, 2016, issued by Quiksilver, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUIKSILVER, INC.

Dated: February 9, 2016	By:	/s/ Thomas Chambolle
Thomas Chambolle
Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Press Release dated February 9, 2016, issued by Quiksilver, Inc.